UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DOLPHIN ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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September 26, 2025

Dear Shareholder:

It is my pleasure to invite you to attend the annual meeting of shareholders (the “Annual Meeting”) of Dolphin Entertainment, Inc., a Florida corporation (the “Company”). The Annual Meeting will be held on November 10, 2025 at 10:00 a.m. Eastern Time at 200 South Biscayne Boulevard, 39th Floor, Miami, Florida 33131.

We are pleased to inform you that instead of a paper or electronic copy of our proxy materials, most of our shareholders will be mailed a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) on or about September 26, 2025. The Notice of Internet Availability contains instructions on how to access proxy materials and how to submit your proxy over the Internet. The Notice of Internet Availability also contains instructions on how to request a paper copy of our proxy materials, if desired. All shareholders who do not receive a Notice of Internet Availability, or who have not consented to receive their proxy materials electronically by email, will be mailed a paper copy of the proxy materials. Furnishing proxy materials over the Internet allows us to provide our shareholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

The Annual Meeting will be held for the following purposes:

1.	To elect seven directors to hold office until the 2026 annual meeting of shareholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025;

3.	To approve, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance and sale of 20% or more of the Company’s common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund LLC (“Lincoln Park”) pursuant to which Lincoln Park has agreed to purchase from us, from time to time, up to $15,000,000 of shares of our common stock; and

4.	To approve, on a non-binding advisory basis, the compensation to our named executive officers.

The Company’s Board of Directors recommends that you vote in favor of proposals 1, 2, 3, and 4.

Only shareholders of record as of the close of business on September 15, 2025 may attend and vote at the Annual Meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE ONLINE OR OVER THE TELEPHONE ACCORDING TO THE INSTRUCTIONS IN THE PROXY CARD.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William O’Dowd, IV
William O’Dowd, IV
Chief Executive Officer

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TABLE OF CONTENTS

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DOLPHIN ENTERTAINMENT, INC.

150 Alhambra Circle, Suite 1200

Coral Gables, Florida 33134

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PROXY STATEMENT

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Proxy Statement for Annual Meeting of Shareholders to be held on November 10, 2025

You are receiving this proxy statement because as of September 15, 2025 (the “Record Date”), you owned shares of common stock of Dolphin Entertainment, Inc., a Florida corporation (referred to as “we”, “us” or the “Company”), entitling you to vote at the Annual Meeting. Our Board of Directors (the “Board”) is soliciting proxies from shareholders as of the Record Date who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the Annual Meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

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Q: When and where will the Annual Meeting take place?

A: The Annual Meeting will be held on November 10, 2025 at 10:00 a.m., ET, at 200 South Biscayne Blvd., 39th Floor, Miami, FL 33131.

Q: Who may vote at the Annual Meeting?

A: Only holders of record of shares of our common stock at the close of business on September 15, 2025 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the Record Date, we had 11,982,422 shares of our common stock outstanding and entitled to be voted at the Annual Meeting.

Q: How many votes do I have?

A: You may cast one vote for each share of our common stock held by you as of the Record Date on all matters presented at the Annual Meeting. Holders of our common stock do not possess cumulative voting rights.

Q: How do I vote?

A: If you are a shareholder of record as of the Record Date, you may vote:

•	via Internet at www.proxyvote.com (see your proxy card for additional instructions);

•	by telephone at 1-800-690-6903;

•	by mail, by signing and returning the proxy card provided; or

•	in person during the Annual Meeting.

If your shares are held in “street name,” meaning that they are held of record by your brokerage firm, bank, broker-dealer or other nominee, then you will receive voting instructions from the holder of record. You must follow those instructions in order for your shares to be voted. Your broker is required to vote your shares in accordance with your instructions. If your shares are held by an intermediary and you intend to vote your shares in person at the Annual Meeting, please bring with you evidence of your ownership as of the record date (such as a legal proxy obtained from the broker or nominee), and a form of personal photo identification.

Q: What is the difference between a shareholder of record and a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are considered the “shareholder of record” with respect to those shares.

If your shares are held in street name by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, then you are considered the “beneficial owner” of the shares held in street name. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following the instructions provided to you by your nominee.

Q: What constitutes a quorum, and why is a quorum required?

A: We are required to have a quorum of shareholders present to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our shares of common stock entitled to vote as of the record date will constitute a quorum, permitting us to conduct the business of the Annual Meeting. Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes. If a quorum is not present, we will be required to reconvene the Annual Meeting at a later date.

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Q: What am I being asked to vote on?

A: At the Annual Meeting you will be asked to vote on the following four proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal		Board Recommendation
1.	Election of Directors	FOR each director nominee
2.	To ratify the appointment of Grant Thornton LLP (“GT”) as our independent registered public accounting firm for the year ending December 31, 2025	FOR
3.	To approve, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance and sale of 20% or more of the Company’s common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund LLC (“Lincoln Park”) pursuant to which Lincoln Park has agreed to purchase from us, from time to time, up to $15,000,000 of shares of our common stock	FOR
4.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers (the “say-on-pay” vote)	FOR

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the proxy holders, William O’Dowd, IV and Mirta Negrini, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Florida law and our Bylaws.

Q: How many votes are needed to approve each proposal?

Proposal		Description of Votes Needed
1.	Election of Directors	The seven nominees for election as directors will be elected by a “plurality” of the votes cast at the Annual Meeting. This means that the seven nominees who receive the highest number of “FOR” votes will be elected as the directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Withholding authority to vote your shares with respect to one or more director nominees will not have any effect on the election of directors. Broker non-votes (as described below) will not have any effect on the election of directors.
2.	Ratification of our appointment of GT as our independent registered public accounting firm	Ratification of our appointment of GT as our independent registered public accounting firm for the year ending December 31, 2025 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not have any effect on whether this proposal is approved. The ratification of accountants is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner.
3.	The Nasdaq Limit Proposal in relation to the Lincoln Park Transaction	The affirmative “FOR” vote of a majority of the total votes cast in person or represented by proxy at the annual meeting is required for the approval, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance and sale of 20% or more of the Company’s common stock at an average price less than the Minimum Price (as defined in the purchase agreement) pursuant to the purchase agreement with Lincoln Park. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
4.	Say-on-Pay Vote	The affirmative “FOR” vote of a majority of the total votes cast in person or represented by proxy at the annual meeting is required for the approval. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. The number of votes “FOR” must exceed the number of votes “AGAINST” for this proposal to pass. Abstentions and broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.

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Q: What if I sign and return my proxy without making any selections?

A: If you sign and return your proxy without making any selections, your shares will be voted “FOR” the director nominees in Proposal 1, “FOR” ratification of the appointment of GT in Proposal 2, “FOR” approval of the shares issuable in the Lincoln Park transaction described in Proposal 3, and “FOR” the Say-on-Pay Vote in Proposal 4. If other matters properly come before the meeting, the proxy holders will have the authority to vote on those matters for you at the proxy holders’ discretion.

Q: What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A: If you are a beneficial shareholder and your shares are held in street name with a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted. Proposals 1, 3 and 4 are deemed to be “non-routine” matters, and as a result, your broker or nominee may not vote your shares on Proposals 1, 3 and 4 in the absence of your instruction. Proposal 2 is considered to be a “routine” matter, and as a result, your broker or nominee may vote your shares in its discretion either for or against Proposal 2 even in the absence of your instruction. If you are a beneficial owner and want to ensure that all of the shares you beneficially own are voted for or against Proposal 2, you must give your broker or nominee specific instructions to do so.

The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote
1.	Election of Directors	No	No effect
2.	Ratification of GT as our independent registered public accounting firm	Yes	No effect
3.	Approval of shares issuable in Lincoln Park transaction	No	No effect
4.	Say-on-Pay	No	No effect

Q: Are there any appraisal rights or dissenters’ rights?

A: Under the Florida Business Corporation Act, our shareholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the proposals.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. If you are a shareholder of record, you may revoke your proxy at any time before its exercise at the Annual Meeting by:

•	delivering written notice to Mirta A. Negrini at Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134;

•	properly submitting a proxy with a later date (which may be done by Internet, telephone or mail); or

•	attending the Annual Meeting and voting in person.

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

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Q: What does it mean if I receive more than one proxy card?

A: If you receive more than one proxy card, it means that you hold shares of common stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by Internet or telephone, you will need to vote once for each proxy card you receive.

Q: Who can attend the Annual Meeting?

A: Only shareholders of record as of the Record Date, individuals holding a legal proxy from a record holder and our invited guests may attend the Annual Meeting.

Q: If I plan to attend the Annual Meeting, should I still vote by proxy?

A: Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting.

Q: Where can I find voting results of the Annual Meeting?

A: We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q: Who should I call with other questions?

A: If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact: Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407.

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PROPOSAL 1—ELECTION OF DIRECTORS

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Under our Bylaws, each of our directors is elected for a term expiring at the next annual meeting of shareholders following his or her election or until his or her successor is duly elected and qualified. The Board is currently comprised of seven (7) directors. Our current directors are William O’Dowd, IV, Michael Espensen, Nelson Famadas, Mirta A. Negrini, Hilarie Bass, Nicholas Stanham and Claudia Grillo. Our Board has nominated the current directors for re-election at the Annual Meeting.

Our directors standing for election, their age, positions held, and duration of such, are as follows:

Name	Position	Age	First appointed
William O’Dowd, IV	Chief Executive Officer, Chairman, President	56	Chief Executive Officer and Chairman: June 2008; President: 1996
Mirta A. Negrini	Chief Financial Officer, Chief Operating Officer, Director	61	Chief Financial Officer and Chief Operating Officer: October 2013; Director: December 2014
Michael Espensen	Director	75	June 2008
Nelson Famadas	Director	53	December 2014
Hilarie Bass	Director	70	October 2024
Nicholas Stanham, Esq.	Director	57	December 2014
Claudia Grillo	Director	66	June 2019

Business Experience

The following is a brief account of the education and business experience of directors and executive officers during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

William O’Dowd, IV. Mr. O’Dowd has served as our Chief Executive Officer and Chairman of our Board since June 2008. Mr. O’Dowd founded Dolphin Entertainment, LLC in 1996 and has served as its President since that date. Mr. O’Dowd enjoys a solid reputation as an Emmy-nominated producer, international distributor, and financier of quality entertainment content. Some of Mr. O’Dowd’s notable credits include: Executive Producer of Nickelodeon’s hit series, Zoey 101 (Primetime Emmy Award-nominated); Executive Producer of Raising Expectations, starring Molly Ringwald and Jason Priestley (winner of 2017’s KidScreen Award for Best Global Kids Show); Producer of the feature film Max Steel (based on a top-selling Mattel action figure in Latin America); and, in the digital arena, Executive Producer of H+, which premiered on YouTube and won multiple Streamy Awards.

Mr. O’Dowd has served on the Leadership Council of United Way Worldwide since its inception in 2012, as well as on the Board of Directors of United Way United Kingdom since its inception in 2014, and has previously served on the Board of Directors of the Miami-Dade County Public School System Foundation, among other charities. Furthermore, Mr. O’Dowd has taught one course a year as an adjunct professor at the University of Miami School of Communication for the past 29 years.

Qualifications. The Board nominated Mr. O’Dowd to serve as a director because of his current and prior senior executive and management experience at our Company and his significant industry experience, including having founded Dolphin Entertainment LLC, a leading entertainment company specializing in children’s and young adult’s live-action programming.

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Mirta A. Negrini. Ms. Negrini has served on our Board since December 2014 and as our Chief Financial and Operating Officer since October 2013. Ms. Negrini has over thirty years of experience in both private and public accounting. Immediately prior to joining us, she served since 1996 as a named partner in Gilman & Negrini, P.A., an accounting firm of which we were a client. Prior to that, Ms. Negrini worked at several multinational corporations and she began her career at Arthur Andersen LLP in 1986. Ms. Negrini serves on the Board of Trustees of St. Brendan High School and on the Finance Committee of the Board of Directors of RCMA. She is a Certified Public Accountant licensed in the State of Florida.

Qualifications. The Board nominated Ms. Negrini to serve as a director because of her significant accounting experience gained as a named partner at an accounting firm and her current experience as a senior executive at our Company.

Michael Espensen. Mr. Espensen has served on our Board since June 2008. From 2009 to 2014, Mr. Espensen served as Chief Executive Officer of Keraplast Technologies, LLC, a private multimillion-dollar commercial-stage biotechnology company, from where he retired. From 2009 to present, Mr. Espensen has also served as Chairman of the Board of Keraplast. While serving as Chief Executive Officer, Mr. Espensen was responsible for overseeing and approving Keraplast’s annual budgets and financial statements. Mr. Espensen is also a producer and investor in family entertainment for television and feature films. Between 2006 and 2009, Mr. Espensen was Executive or Co-Executive Producer of twelve made-for-television movies targeting children and family audiences. As Executive Producer, he approved production budgets and then closely monitored actual spending to ensure that productions were not over budget. Mr. Espensen has also been a real estate developer and investor for over thirty years.

Qualifications. The Board nominated Mr. Espensen to serve as a director because of his business management and financial oversight experience both as the current Chairman and former Chief Executive Officer of a multimillion-dollar company and as a former Executive Producer in the made-for-television movie industry, as well as his valuable knowledge of our industry.

Nelson Famadas. Mr. Famadas has served on our Board since December 2014. He is Managing Partner and Chief Operating Officer of Carver Road Capital, a hospitality private equity fund. Previously, he owned and served as President of Cien, a Hispanic marketing firm. Prior to Cien from 2011 to 2015, Mr. Famadas served as Senior Vice President of National Latino Broadcasting (“NLB”), an independent Hispanic media company that owns and operates two satellite radio channels on SiriusXM. From 2010 to 2012, Mr. Famadas served as our Chief Operating Officer, where he was responsible for daily operations including public filings and investor relations. From 2002 through 2010, he served as President of Gables Holding Corp., a real estate development company based in Puerto Rico. Mr. Famadas began his career at MTV Networks, specifically MTV Latin America, ultimately serving as New Business Development Manager. From 1995 through 2001, he co-founded and managed Astracanada Productions, a television production company that catered mostly to the Hispanic audience, creating over 1,300 hours of programming. As Executive Producer, he received a Suncoast EMMY in 1997 for Entertainment Series for A Oscuras Pero Encendidos. Mr. Famadas has over 20 years of experience in television and radio production, programming, operations, sales and marketing.

Qualifications. The Board nominated Mr. Famadas to serve as a director because of his significant prior management experience as a co-founder and former manager of a television production company and senior vice president of a broadcasting firm, as well as his current management experience with a marketing firm.

Hilarie Bass. Hilarie Bass has served on our Board since October 2024. Until December 2018, Ms. Bass was president of Greenberg Traurig, a leading global law firm with more than 2000 attorneys and 40 offices worldwide. Prior to being president of the law firm, she served as Chair of the 600 member Litigation Department for eight years. A trial lawyer for more than 30 years, Ms. Bass litigated business disputes involving $100’s of millions for Fortune 100 companies in both jury and non-jury trials. Her expertise as a trial lawyer was recognized by her invitation to be a member of the American College of Trial lawyers. Ms. Bass has served as president of the American Bar Association, as Chair of the University of Miami Board of Trustees, and as Chair of the Board of United Way of Miami Dade. She currently is a member of the UHealth Board of Directors, the Board of the ABA Retirement Fund and the American Bar Endowment. Ms. Bass serves as president of the Bass Institute for Diversity and Inclusion, an entity she created in 2019, along with the Bass Foundation. In her role at the Institute, she has spoken around the world on issues of gender parity, women’s leadership, and the retention and elevation of women in the corporate context.

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Qualifications. The Board nominated Ms. Bass to serve as a director because of her experience as the president of a leading global law firm as well as her management experience at that firm.

Nicholas Stanham, Esq. Mr. Stanham has served on our Board since December 2014. Mr. Stanham is a founding partner of R&S International Law Group, LLP in Miami, Florida, which was founded in January 2008. His practice is focused primarily in real estate and corporate structuring for high net worth individuals. Mr. Stanham has over 30 years of experience in real estate purchases and sales of residential and commercial properties. Since 2018, Mr. Stanham has been a member of the St. Agnes Academy board of advisers. In addition, he serves as a director of ReachingU, a foundation that promotes initiatives and supports organizations that offer educational opportunities to Uruguayans living in poverty.

Qualifications. The Board nominated Mr. Stanham to serve as a director because of his experience as a founding partner at a law firm as well as his business management experience at that firm.

Claudia Grillo. Ms. Grillo has served on our Board since June of 2019. Ms. Grillo has served as Associate Vice President of Strategic Philanthropy for the University of Miami since April of 2018. Prior to joining the University of Miami, Ms. Grillo served as the Chief Operating Officer at the United Way of Miami-Dade where she was responsible for securing gifts from individuals, families and corporations. She has been an active member of the South Florida community through her involvement as a board member of the International Women’s Forum, The Children’s Trust and Achieve Miami.

Qualifications. The Board nominated Ms. Grillo to serve as director because of her experience serving as Chief Operating Officer of an organization.

Vote Required for Approval

Directors will be elected by a “plurality” of the votes cast at the Annual Meeting. This means that the seven nominees who receive the highest number of “FOR” votes will be elected as the directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Withheld votes and broker non-votes will not have any effect on the election of directors.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” each of the director nominees.

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CORPORATE GOVERNANCE

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Board Leadership Structure and Role in Risk Oversight

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead our Board remains free to make this determination in a manner it deems most appropriate for our Company. Currently, we combine the positions of Chief Executive Officer and Chairman of the Board. We believe that the combined role of Chief Executive Officer and Chairman of the Board promotes strategy development and execution. Mr. O’Dowd currently serves as Chief Executive Officer and Chairman of the Board. We believe Mr. O’Dowd is suited to serve both roles, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Currently, our Board does not perform a risk oversight function.

Meetings

During 2024, our Board held a total of six meetings. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board during the period in which he or she was a director and (2) 75% of the total number of meetings of all committees on which he served during the period in which he was a director. It is the policy of our Board to encourage its members to attend our annual meeting of shareholders. Two of our directors attended the 2024 annual meeting of shareholders.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our Company or has a material interest adverse to our Company.

No director or executive officer has been involved in any of the following events during the past ten years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4. being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5. being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and- desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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6. being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act (“Section 16(a)”), our executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities are required to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% shareholders were met for the year ended December 31, 2024, except for one late Form 4 reporting one transaction filed by William O’Dowd IV, Chairman of the Board and the Company’s Chief Executive Officer.

Code of Ethics

Our Board has adopted a Code of Ethics for Senior Financial Officers (our “Code of Ethics”). Our Code of Ethics sets forth standards of conduct applicable to our Chief Executive Officer and our Chief Financial and Operating Officer to promote honest and ethical conduct, proper disclosure in our periodic filings, and compliance with applicable laws, rules and regulations. In addition, our Board adopted a Code of Conduct for Directors, Officers and Employees (“Code of Conduct”). Our Code of Ethics and Code of Conduct are available to view at our website, www.dolphinentertainment.com by clicking on Investor Relations. We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

Board Committees

Our Board currently has a standing Audit Committee and Compensation Committee. Each of the Board’s committees operates under a written charter adopted by our Board which addresses the purpose, duties and responsibilities of such committee. A current copy of each committee charter can be found on our website at www.dolphinentertainment.com by clicking on Investor Relations. Information contained on or accessible through our website is not part of, and is not incorporated by reference in, this Proxy Statement.

Audit Committee and Audit Committee Financial Experts

The Audit Committee consists of Messrs. Famadas, Stanham and Espensen, who serves as Chairman. In 2024, the Audit Committee held four meetings. All members of the Audit Committee were present at each meeting.

Among its responsibilities, the Audit Committee assists the Board in overseeing: our accounting and financial reporting practices and policies; systems of internal controls over financial reporting; the integrity of our consolidated financial statements and the independent audit thereof; our compliance with legal and regulatory requirements; and the performance of our independent registered public accounting firm and assessment of the auditor’s qualifications and independence.

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In addition, the Audit Committee selects and appoints our independent registered public accounting firm and reviews and approves related party transactions. The Audit Committee Chairman reports on Audit Committee actions and recommendations at Board meetings. The Audit Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Audit Committee as it deems appropriate. Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq’s listing standards and the enhanced independence standards for audit committee members required by the SEC. In addition, our Board has determined that Mr. Espensen meets the requirements of an audit committee financial expert under the rules of the SEC and Nasdaq, and that each member of our Audit Committee is able to read and understand fundamental financial statements.

Director Nominations

Our Board currently does not have a standing nominating committee or committee performing similar functions. In accordance with Nasdaq rules, a majority of the Board’s independent directors recommend director nominees for selection by the Board. Our Board believes that our independent directors can satisfactorily carry out the responsibility of properly selecting, approving and recommending director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are those independent directors of the Board identified herein. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as it is seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). All shareholder nominations and recommendations for nominations to the Board must be addressed to the Chairman of the Audit Committee who will submit such nominations to the Board. Our Board currently does not have a written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. In addition, we have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our businesses, integrity, professional reputation, independence, and the ability to represent the best interests of our shareholders. The Board will evaluate the suitability of potential candidates nominated by shareholders in the same manner as other candidates recommended to the Board.

Compensation Committee

The Compensation Committee consists of Messrs. Stanham and Famadas, who serves as Chairman. In 2024, the Compensation Committee held one meeting, which both members attended.

Among its responsibilities, the Compensation Committee: establishes salaries, incentives and other forms of compensation for executive officers and directors; reviews and approves any proposed employment agreement with any executive officer and any proposed modification or amendment thereof; and maintains and administers our equity incentive plan.

The Compensation Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings. The Compensation Committee has the authority to engage the services of outside legal or other experts and advisors as it determines in its sole discretion; however, in 2024 the Compensation Committee did not engage an independent compensation consultant because it did not believe one was necessary. Our Chief Executive Officer may recommend compensation levels for executive officers (other than his own) to the Compensation Committee. The Compensation Committee may form and delegate authority to subcommittees as appropriate and in accordance with applicable law, regulation and the Nasdaq rules.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and other dispositions of the Company's securities by our directors, officers, and employees. We believe that our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. In addition, with respect to the Company transacting in its own securities, it is the Company's policy to comply with federal securities laws. Our insider trading policy prohibits our directors and officers from entering into any hedging or monetization transactions involving our common stock. Any other employee who wishes to engage in a transaction of this type must comply with the preclearance procedures set forth in our insider trading policy, which include obtaining pre-clearance by our Chief Compliance Officer.

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EXECUTIVE COMPENSATION

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Our executive compensation program is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with shareholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its shareholders.

The following table sets forth information concerning all cash and non-cash compensation awarded to, and earned by or paid to (i) all individuals serving as the Company’s principal executive officers or acting in a similar capacity during the last two completed fiscal years, regardless of compensation level, and (ii) the Company’s two most highly compensated executive officers other than the principal executive officer serving at the end of the last two completed fiscal years (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)		Total ($)
William O’Dowd, IV,	2024	400,000	283,598	(1)	683,598
Chairman and Chief Executive Officer	2023	400,000	282,880	(2)	682,880

Mirta A. Negrini,	2024	322,917	—		322,917
Chief Financial and Operating Officer	2023	300,000	—		300,000

___________

(1)	This amount includes life insurance in the amount of $20,380 and interest accrued on accrued and unpaid compensation in the amount of $263,218 (see Certain Relationship and Related Party Transactions, and Director Independence). This amount does not include interest payments on promissory notes from related party transactions.

(2)	This amount includes life insurance in the amount of $20,380 and interest accrued on accrued and unpaid compensation in the amount of $262,500 (see Certain Relationship and Related Party Transactions, and Director Independence). This amount does not include interest payments on promissory notes from related party transactions.

Employment Arrangements

Mirta A. Negrini. On October 21, 2013, we appointed Ms. Negrini as our Chief Financial and Operating Officer. The terms of Ms. Negrini’s employment arrangement do not provide for any payments in connection with her resignation, retirement or other termination, or a change in control, or a change in her responsibilities following a change in control. On March 1, 2024, the Compensation Committee of the Board approved an increase in the base salary of Ms. Negrini from $300,000 to $325,000 per year. The increase was effective February 1, 2024.

Outstanding Equity Awards at Fiscal Year-End

None of the Named Executive Officers in the table above had any outstanding equity awards as of December 31, 2024 and December 31, 2023.

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Director Compensation

During the year ended December 31, 2024, we did not pay compensation to any of our directors in connection with their service on our Board.

Timing of Equity Awards

While the Company occasionally grants restricted stock units to its employees, the Company does not currently award options and therefore does not have any policies or practices as it relates to the award of options in relation to the disclosure of material nonpublic information.

The Company does not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events.

No off-cycle stock option awards were granted to named executive officers in 2024. During 2024, the Company did not grant equity awards to its named executive officers during the four business days prior to or the one business day following the filing of its periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for purposes of grants to its named executive officers in 2024.

Information Concerning Executive Officers

Biographical information with respect to our current executive officers, Mr. O’Dowd and Ms. Negrini, is set forth above under “Proposal 1—Election of Directors.”

2024 Pay versus Performance Table and Supporting Narrative

2024 PAY VERSUS PERFORMANCE TABLE AND SUPPORTING NARRATIVE

The following table and supporting narrative contain information regarding “compensation actually paid” to our named executive officers and the relationship to company performance.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (2)	Total Shareholder Return ($) (3)	Net Income ($) (4)
2024	$683,598	$683,598	$322,917	$322,917	$6	$(12.6)
2023	$682,880	$682,880	$300,000	$300,000	$20	$(24.4)
2022	$684,829	$683,831	$301,951	$300,953	$21	$(4.8)

(1)	Reflects compensation for our Chief Executive Officer, William O’Dowd, IV, who served as our Principal Executive Officer (PEO).

(2)	Reflects compensation for our only other Named Executive Officer (NEO), Mirta A. Negrini, in each of these years.
(3)	Reflects the value of an initial $100 fixed investment on December 31, 2021.
(4)	Reflects GAAP net loss in millions as reported in our Annual Report on Form 10-K for the relevant year. The 2023 figure has been corrected following an administrative error last year.

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To calculate “compensation actually paid” for our PEO and other NEO the following adjustments were made to Summary Compensation Table total pay.

Adjustments	PEO			Other NEO
	2022	2023	2024	2022	2023	2024
Summary Compensation Table Total	$684,829	$682,880	$683,598	$301,951	$300,000	$322,917
Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table	$1,951	$0	$0	$1,951	$0	$0
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the FY	$953	$0	$0	$953	$0	$0
Compensation Actually Paid	$683,831	$682,880	$683,598	$300,953	$300,000	$322,917

The equity awards included above comprise restricted share units granted in 2022. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock units are valued based on the stock price on the relevant measurement date.

Compensation Actually Paid Versus Company Performance

The following charts provide a clear, visual description of the relationships between compensation actually paid (CAP) to our PEO and other NEO, to aspects of our financial performance.

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PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Introduction

The Audit Committee has appointed Grant Thornton LLP (“GT”) to serve as our independent registered public accounting firm for the 2025 fiscal year. GT has served as our independent registered public accounting firm since June 3, 2022. In connection with the appointment of GT, the Audit Committee annually reviews and negotiates the terms of the engagement letter entered into with GT. This letter sets forth important terms regarding the scope of the engagement, associated fees, payment terms and responsibilities of each party.

The Audit Committee believes that the continued retention of GT as our independent registered public accounting firm is in the best interest of us and our shareholders, and we are asking our shareholders to ratify the appointment of GT as our independent registered public accounting firm for 2025. Although shareholder ratification of the selection and appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting such appointment to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. The Audit Committee will consider the outcome of our shareholders’ vote in connection with the Audit Committee’s appointment of our independent registered public accounting firm in the next fiscal year but is not bound by the shareholders’ vote. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of us and our shareholders.

We expect a representative of GT to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed or expected to be billed to our Company for professional services rendered by our independent registered public accounting firm, Grant Thornton LLP, for the fiscal years ended December 31, 2024 and December 31, 2023.

	Year Ended 12/31/2024	Year Ended 12/31/2023
Audit Fees(1)	$750,750	$771,750
Audit-Related Fees(2)	110,288	131,250
Tax Fees	—	—
All Other Fees	—	—
Total	$861,038	$903,000

(1)

Audit Fees - this category consists of fees billed or expected to be billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended December 31, 2024 and December 31, 2023.

(2)

Audit Related Fees - this category consists of fees billed or expected to be billed for audit-related services performed by the independent registered public accounting firm that are not required by statute or regulation for the registrant itself. During the year ended December 31, 2024, these fees were related to the audit of Elle Communications LLC and during the year ended December 31, 2023, these fees were related to the audits of Special Projects Media, LLC.

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Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all auditing services provided by the independent auditors. Accordingly, our Audit Committee approved all services rendered by our independent registered public accounting firm, Grant Thornton LLP, during fiscal year 2024, as described above. Our Audit Committee and Board have considered the nature and amount of fees billed or expected to be billed by Grant Thornton LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining Grant Thornton LLP’s independence.

The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by Grant Thornton LLP. Our Board may not engage the independent auditors to perform the non-audit services proscribed by law or regulation.

Audit Committee Report

The Audit Committee oversees our accounting and financial reporting processes on behalf of the Board. Management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

In 2024, the Audit Committee met and held discussions with management and the independent auditors. In the discussions related to our financial statements for fiscal year 2024, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management the financial statements for fiscal year 2024. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2024 be included in our 2024 annual report on Form 10-K, for filing with the SEC.

The Audit Committee:

Michael Espensen

Nelson Famadas

Nicholas Stanham

The immediately preceding report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

Vote Required for Approval

Proposal 2 shall be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not have any effect on whether Proposal 2 is approved.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” ratification of the appointment of GT as our independent registered public accounting firm for the year ending December 31, 2025.

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PROPOSAL 3 – APPROVAL OF ISSUANCE OF SECURITIES IN CONNECTION WITH A PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND, LLC

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On August 12, 2025, we entered into a purchase agreement (the “Purchase Agreement”), and a registration rights agreement (the “Registration Rights Agreement”), with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park has committed to purchase up to $15 million worth of the Company’s common stock, $0.015 par value per share (the “Common Stock”), subject to certain limitations and conditions set forth in the Purchase Agreement (the “Purchase Shares”). The Purchase Agreement and the Registration Rights Agreement were both filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025. As consideration for its commitment to purchase shares of our common stock under the Purchase Agreement, we issued 244,698 shares of Common Stock to Lincoln Park as initial commitment shares (the “Initial Commitment Shares”). We may issue up to 122,349 additional shares of Common Stock pro-rata in connection with the sale of Purchase Shares (the “Additional Commitment Shares, and together with the Initial Commitment Shares, the “Commitment Shares”).

Under the terms and subject to the conditions of the Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase up to $15 million worth of shares of Common Stock. Such sales of Common Stock, if any, will be subject to certain limitations, and may occur from time to time, at our sole discretion, over the thirty-six month period commencing on the date after certain conditions have been satisfied pursuant to the Purchase Agreement (the “Commencement Date”).

Thereafter, from time to time, at our sole discretion, we may direct Lincoln Park to purchase our shares of Common Stock in amounts up to 20,000 shares on any single business day, which amounts may be increased up to 100,000 shares, depending on the market price of the Common Stock at the time of sale and subject to a maximum commitment by Lincoln Park of $500,000 per single purchase, which we refer to in this proxy as “Regular Purchases.” In addition, at our discretion, Lincoln Park has committed to purchase other “accelerated amounts” and/or “additional accelerated amounts” under certain circumstances. We will control the timing and amount of any sales of Common Stock to Lincoln Park. The purchase price of the shares that may be sold to Lincoln Park in Regular Purchases under the Purchase Agreement will be based on the market price of our common stock preceding the time of sale as computed under the Purchase Agreement. The purchase price per share will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split, or other similar transaction occurring during the business days used to compute such price. We may at any time, in our sole discretion, terminate the Purchase Agreement without fee, penalty or cost upon one business day notice. There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than a prohibition on our entering into certain types of transactions that are defined in the Purchase Agreement as “Variable Rate Transactions.” Lincoln Park may not assign or transfer its rights and obligations under the Purchase Agreement.

Under applicable rules of the Nasdaq Stock Market, in no event may we issue or sell to Lincoln Park under the Purchase Agreement more than 19.99% of our shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (which is 2,346,371 shares of Common Stock, including the Commitment Shares, based on 11,737,724 shares outstanding immediately prior to the execution of the Purchase Agreement and prior to the issuance of the Commitment Shares), which limitation we refer to in this proxy as the “Exchange Cap,” unless (i) we obtain shareholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) the average price of all applicable sales of our shares of Common Stock to Lincoln Park under the Purchase Agreement equals or exceeds $1.12 per share (which represents the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the Purchase Agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the Purchase Agreement (the “Minimum Price”), such that issuances and sales of our shares of Common Stock to Lincoln Park under the Purchase Agreement would be exempt from the Exchange Cap limitation under applicable Nasdaq Stock Market rules. In any event, the Purchase Agreement specifically provides that we may not issue or sell any of our shares of common stock under the Purchase Agreement if such issuance or sale would breach any applicable Nasdaq Stock Market rules.

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The Purchase Agreement also prohibits us from directing Lincoln Park to purchase any shares of common stock if those shares, when aggregated with all other shares of common stock then beneficially owned by Lincoln Park and its affiliates, would result in Lincoln Park and its affiliates having beneficial ownership, at any single point in time, of more than 4.99% of the then issued and outstanding shares of Common Stock, as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Rule 13d-3 thereunder.

The net proceeds under the Purchase Agreement will depend on the frequency and prices at which we sell shares of Common Stock to Lincoln Park. We expect that any proceeds received from such sales to Lincoln Park will be used for working capital and general corporate purposes.

Why the Company Needs Shareholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our Common Stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires us to obtain shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) at a price less than the Minimum Price if such issuance would represent 20% or more of our Common Stock or voting power of the Company outstanding before the issuance (the “Nasdaq 20% Rule”). In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement, we are seeking shareholder approval to permit issuance of 20% or more of our Common Stock. As future use of the Purchase Agreement may result in the issuance by us of more than 19.99% of our outstanding Common Stock at an average price less than Minimum Price, which requires shareholder approval under the Nasdaq 20% Rule. Accordingly, we are seeking approval from our shareholders of the proposed issuances of shares under the Purchase Agreement.

Effect of Failure to Obtain Shareholder Approval

If the shareholders do not approve this proposal, we will be unable to issue more than the original 19.99% of our outstanding Common Stock to Lincoln Park at an average price of less than the Minimum Price.

Effect of Approval

If the shareholders approve this proposal, more than the original 19.99% of our outstanding Common Stock immediately prior to the execution of the Purchase Agreement (2,346,371 shares) would be available for issuance under the Purchase Agreement at an average price of less than the Minimum Price and we want to be able to utilize the Purchase Agreement to raise capital quickly. The issuance of such shares could result in significant dilution to our shareholders and could substantially reduce our shareholders’ percentage interest in the voting power of the Company, if the shares are issued at less than the Minimum Price.

Vote Required for Approval

The approval of Proposal 3 requires the affirmative “FOR” vote of a majority of the total votes cast in person or represented by proxy at the annual meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on Proposal 3.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the approval, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance and sale of 20% or more of the Company’s Common Stock at an average price less than the Minimum Price pursuant to the Purchase Agreement with Lincoln Park.

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PROPOSAL 4—ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS: (“SAY-ON-PAY”)

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As required by SEC rules, we are asking shareholders to approve, on a non-binding advisory basis, the 2024 compensation to our named executive officers as described in the section titled “Executive Compensation” beginning on page 12 of this proxy statement.

Our executive compensation program, which is described in detail in the “Executive Compensation” section, is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with shareholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its shareholders. The Board of Directors is asking shareholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting “FOR” the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s 2025 Meeting proxy statement, is hereby approved.”

Vote Required for Approval

The compensation paid to our named executive officers will be considered approved upon the affirmative vote of the holders of a majority of the total votes cast in person or represented by proxy. This Proposal 4 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal of this Proposal 4. Abstentions are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” adoption of the resolution approving the compensation of our named executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

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The table below shows the beneficial ownership as of September 15, 2025, of our common stock and our Series C Convertible Preferred Stock (the “Series C”) held by each of our incumbent directors, director nominees, named executive officers, all incumbent directors, director nominees and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding common stock and 5% of our Series C. The percentages in the table below are based on 11,982,422 shares of common stock outstanding and 50,000 shares of Series C outstanding as of September 15, 2025. Shares of common stock issuable upon conversion of the Series C are not included in such calculation as a result of the Stock Restriction Agreement entered into between the Company and the holder of the Series C pursuant to which the conversion of the Series C is prohibited until such time as a majority of the independent directors of the Board approves the removal of the prohibition. The Stock Restriction Agreement also prohibits the sale or other transfer of the Series C until such transfer is approved by a majority of the independent directors of the Board. The Stock Restriction Agreement shall terminate upon a Change of Control (as such term is defined in the Stock Restriction Agreement) of the Company.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock that are shown as beneficially owned by them. In computing the number of shares owned by a person and the percentage ownership of that person, any such shares subject to warrants or other convertible securities held by that person that were exercisable as of September 15, 2025 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person.

Common Stock

Name and Address of Owner(1)	# of Shares of Common Stock	% of Class (Common Stock)
Directors and Executive Officers
William O’Dowd, IV(2)	2,729,988	19.2%
Michael Espensen	28	*
Nelson Famadas	2,009	*
Mirta A. Negrini	148	*
Nicholas Stanham, Esq.(3)	10,000	*
Claudia Grillo	76	*
Hilarie Bass	—	*

All Directors, Director Nominee and Executive Officers as a Group (7 persons)	2,742,249	19.3%

Over 5% Shareholder
Jenna and Galen Gering(4)	797,780	6.2%
Danielle Finck	961,000	8.0%
Michael Lowell(5)	1,594,786	12.0%
NSL Ventures LLC, 535 South Norton, Los Angeles, CA 90020	1,015,746	8.5%

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Series C Convertible Preferred Stock

Name and Address of Owner(1)	# of Shares of Preferred Stock		% of Class (Preferred Stock)
William O’Dowd, IV(6)	50,000	(7)	100%

-------

* Less than 1% of outstanding shares.

(1)	Unless otherwise indicated, the address of each shareholder is c/o Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida, 33134.

(2)	The amount shown includes (1) 62,106 shares of common stock held by Dolphin Digital Media Holdings LLC, which is wholly-owned by Mr. O’Dowd, (2) 54,535 shares of common stock held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd (3) 370,474 shares of common stock held by Mr. O’Dowd individually and (4) 2,242,873 shares of common stock issuable upon conversion of three convertible promissory notes held by Dolphin Entertainment, LLC, a company wholly owned by Mr. O’Dowd. The amount shown does not include shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock as such series is not presently convertible.

(3)	Mr. Stanham shares voting and dispositive power with respect to all of the shares of common stock with his spouse.

(4)	This number includes 30,267 shares of common stock and 767,513 shares of common stock issuable upon conversion of six convertible promissory notes within 60 days of September 15, 2025.

(5)	This number includes 286,375 shares of common stock and 1,308,411 shares of common stock issuable upon conversion of three convertible promissory notes within 60 days of September 15, 2025.

(6)	The Series C Convertible Preferred Stock are held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd.

(7)	The Series C is entitled to 7,108,410 votes and is entitled to vote together as a single class on all matters upon which common shareholders are entitled to vote. On November 12, 2020, as amended on September 29, 2022, we entered into a stock restriction agreement with Mr. O’Dowd that prohibits the conversion of Series C Convertible Preferred Stock into common stock unless the majority of the independent directors of the board of directors vote to remove the restriction. The stock restriction agreement will be immediately terminated upon a change of control as defined in the agreement.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

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Related Party Transaction Policy

Under applicable Nasdaq listing standards, all related person transactions must be approved by our Audit Committee or another independent body of the Board. For smaller reporting companies, current SEC rules define transactions with related persons to include any transaction, arrangement or relationship (i) in which we are a participant, (ii) in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and (iii) in which any executive officer, director, director nominee, beneficial owner of more than 5% of our common stock, or any immediate family member of such persons has or will have a direct or indirect material interest. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests. All related person transactions will be disclosed in our applicable SEC filings as required under SEC rules.

Transactions with Related Persons

William O’Dowd, IV. Mr. O’Dowd is our Chief Executive Officer and the Chairman of the Board. Dolphin Entertainment, LLC (“DE LLC”), an entity owned by Mr. O’Dowd, previously advanced funds for working capital to Dolphin Films, Inc. (“Dolphin Films”), its former subsidiary, which we acquired by us in March 2016. On June 1, 2021, we exchanged a promissory note that had been issued to DE LLC on October 1, 2016, for a nonconvertible promissory note with a principal balance of $1,107,873 that matures on December 31, 2026. On April 29, 2024 and June 10, 2024, we issued two nonconvertible promissory notes to DE LLC in the amounts of $1,000,000 and $135,000, respectively and together with the June 1, 2021 nonconvertible promissory note (the “DE LLC Notes”). The DE LLC notes bear interest at a rate of 10% per annum. As of December 31, 2024 and 2023, we owed DE LLC $2,242,873 and $1,107,873, respectively, of principal and $263,767 and $277,423, respectively, of accrued interest on the DE LLC Notes. During the years ended December 31, 2024 and 2023, we recorded interest expense of $186,344 and $110,787, respectively, related to the DE LLC Notes. During the year ended December 31, 2024, we made a $200,000 cash payment for interest on the DE LLC Notes and did not repay any of the principal balance. During the year ended December 31, 2023, we did not repay any principal or interest amount owed to DE LLC.

On May 12, 2025, the Company entered into an exchange agreement with DE LLC pursuant to which, the Company and DE LLC agreed to exchange the DE LLC Notes for three convertible promissory notes (the “DE LLC New Notes”), in the same principal amounts. As consideration for the exchange the Company and DE LLC agreed to extend the maturity date on each of the notes by six months. During the period between January 1, 2025 and September 10, 2025, we made a $200,000 cash payment for interest to DE LLC and did not repay any principal balance. The largest aggregate principal amount we owed DE LLC during 2024, 2023 and as of September 15, 2025 was $2,242,873. The balance of principal outstanding under the DE LLC New Notes as of September 15, 2025 was $2,242,873.

On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd, which was subsequently renewed for a period of two years, effective January 1, 2015. The agreement provided for an annual salary of $250,000 and a one-time bonus of $1,000,000. Unpaid compensation accrues interest at a rate of 10% per annum. As of each of December 31, 2024 and 2023, we had a balance of $2,625,000 of accrued compensation related to this agreement. As of December 31, 2024 and 2023, we had a balance of $1,503,805 and $1,440,586, respectively, of accrued interest related to this agreement. We recorded $263,218 and $262,500, respectively, of interest expense for the years ended December 31, 2024 and 2023. During the years ended December 31, 2024 and 2023, we paid $200,000 and $400,000, respectively, of interest payments to Mr. O’Dowd. No accrued compensation or interest payments were made to Mr. O’Dowd for the period between January 1, 2025 and September 15, 2025. The largest aggregate balance we owed Mr. O’Dowd during 2024, 2023 and as of September 15, 2025 was $2,625,000. The balance of accrued compensation as of September 15, 2025 was $2,625,000.

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Donald Scott Mock. Mr. Mock is the brother of our Chief Executive Officer, Mr. O’Dowd. On January 16, 2024, May 28, 2024 and December 30, 2024, we issued three nonconvertible promissory notes to Mr. Mock in the amounts of $900,000, $75,000 and $8,112, respectively, and received proceeds of $983,112, (collectively, the “Mock Notes”). The Mock Notes bear interest at a rate of 10% per annum and mature on the fourth anniversary of their respective issuance dates. During the year ended December 31, 2024, we recorded interest of $90,417 related to the Mock Notes. As of December 31, 2024, we owed Mr. Mock $983,112 of the principal balance of the Mock Notes and $90,417 of accrued interest on the Mock Notes. During the year ended December 31, 2024, we did not repay any principal or interest amount owed to Mr. Mock. There have not been any proceeds received, repayments of principal or payments of interest related to the Mock Notes for the period between January 1, 2025 and September 15, 2025. The largest aggregate principal amount we owed to Mr. Mock during 2024, 2023 and as of September 15, 2025 was $983,112. The balance of principal outstanding under the note as of September 15, 2025 was $983,112.

Hilarie Bass.  Ms. Bass serves as a member of our Board of Directors. On May 13, 2025, we entered into a one-year consulting agreement with Ms. Bass with an effective date of January 1, 2025, pursuant to which Ms. Bass will provide commercial litigation advice and litigation consulting services to us. As compensation for these services, we will pay Ms. Bass $100,000 payable in four quarterly installments of $25,000 each. The initial $25,000 payment was made on May 15, 2025, and the second $25,000 payment was made on July 10, 2025. The largest aggregate amount we owed to Ms. Bass during 2025 and as of September 15, 2025 was $100,000. The balance outstanding under the agreement as of September 15, 2025 was $50,000.

 Director Independence

We deem that each of Michael Espensen, Nelson Famadas, Nicholas Stanham, Esq., Claudia Grillo, and Hilarie Bass are independent as that term is defined by NASDAQ 5605(a)(2).

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OTHER MATTERS

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Shareholder Proposals for 2026 Annual Meeting of Shareholders and Proxies

Shareholder proposals should be sent to us at the address set forth in the Notice. To be considered for inclusion in our proxy statement for the 2026 Annual Meeting of Shareholders, the deadline for submission of shareholder proposals, pursuant to Rule 14a-8 of the Exchange Act is May 29, 2026. Any proposal with respect to our 2026 Annual Meeting of Shareholders that is submitted other than for inclusion in our proxy statement for the 2026 Annual Meeting of Shareholders and otherwise outside of the requirements of Rule 14a-8 of the Exchange Act will be considered timely if we receive written notice of that proposal on or before August 12, 2026 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2025 Annual Meeting). However, if the date of our 2026 Annual Meeting is changed by more than 30 days from the date of our 2025 Annual Meeting, then the notice and proposal will be considered untimely if it is not received at least a reasonable number of days prior to the date on which we mail the proxy statement in respect of such meeting.

Pursuant to Rule 14a-4 under the Exchange Act, shareholder proxies obtained by our Board in connection with our 2026 Annual Meeting of Shareholders will confer on the proxies and attorneys-in-fact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company’s Proxy Statement in connection with such Annual Meeting, unless notice of the matter to be presented at the Annual Meeting is provided to the Company’s Assistant Secretary before August 12, 2026, (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2025 Annual Meeting). To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

Transaction of Other Business

At the date of this proxy statement, the only business which our Board intends to present or knows that others will present at the Annual Meeting is contained in this proxy statement. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Shareholders Entitled to Vote at the Annual Meeting

The names of shareholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Interests of Officers and Directors in Matters to Be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

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Communication with our Board of Directors

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the following address: Board of Directors, Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134. A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of our common stock. Our Corporate Secretary or one of our officers will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary or officer deems, in his or her reasonable discretion, unrelated to our business. The Corporate Secretary or officer will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the Audit Committee whether or not it was directed to such persons.

Available Information

We maintain an internet website at www.dolphinentertainment.com. Copies of the Audit Committee Charter, Compensation Committee Charter, Code of Ethics and Code of Conduct can be found on our website, www.dolphinentertainment.com, by clicking on Investor Relations, and such information is also available in print to any shareholder who requests it by writing to us at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2024 annual report on Form 10-K as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through our website, www.dolphinentertainment.com, by clicking on Investor Relations and then SEC Filings. A request for a copy of such report should be directed to Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407. A copy of any exhibit to the 2024 annual report on Form 10-K will be forwarded following receipt of a written request to us.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from us, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from us for your household, please contact our transfer agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from us in the future, please contact our transfer agent as indicated above. Beneficial shareholders can request information about householding from their nominee.

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PRELIMINARY COPY - SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on November 9, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on November 9, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79682-P37909 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DOLPHIN ENTERTAINMENT, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) William O'Dowd, IV
02) Mirta Negrini
03) Michael Espensen
04) Nelson Famadas
05) Hilarie Bass
06) Nicholas Stanham
07) Claudia Grillo

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2025 fiscal year.	☐	☐	☐
3. The approval, for purposes of complying with applicable Nasdaq Listing Rules, of the potential issuance and sale of 20% or more of the Company's common stock pursuant to the Company's purchase agreement with Lincoln Park Capital Fund LLC("Lincoln Park") pursuant to which Lincoln Park has agreed to purchase from us, from time to time, up to $15,000,000 of shares of our common stock.	☐	☐	☐
4. The approval, on a non-binding advisory basis, of the compensation to our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

V79683-P37909

DOLPHIN ENTERTAINMENT, INC.
Annual Meeting of Shareholders
November 10, 2025 at 10:00 AM, EDT
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) William O'Dowd, IV and Mirta Negrini, as proxies, with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DOLPHIN ENTERTAINMENT, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on November 10, 2025, at 200 South Biscayne Blvd., 39th Floor, Miami, Florida 33131, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and according to the discretion of the proxy holder on any other matter that may properly come before the meeting.

Continued and to be signed on reverse side